DEBENTURE PURCHASE AGREEMENT

AGREEMENT made as of this 24th day of January 2005, by and among Modern Technology Corp., a Nevada corporation ("Buyer") and each of the sellers set forth on the signature page hereto (the "Sellers").

W I T N E S S E T H:

WHEREAS, Sellers are the owner of debentures in the face amount of $1,500,000, in such principal amounts as set forth immediately below its name on the signature pages hereto (the "Debentures"), of Demarco Energy Systems of America, Inc. ("Demarco"), a Utah corporation; and

WHEREAS, Buyer desires to purchase from Sellers and Sellers desire to sell to Buyer, the Debentures upon the terms and conditions hereinafter set forth.

NOW THEREFORE, in consideration of the mutual covenants and promises herein contained and upon the terms and conditions hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:

1. PURCHASE AND SALE OF THE DEBENTURES.

Purchase and Sale. Upon the terms and conditions herein contained, at the Closing (as hereinafter defined), Sellers agree to sell the Debentures to Buyer and Buyer agrees to purchase the Debentures from Sellers, free and clear of all liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description.

2. CONSIDERATION.

Purchase Price. The purchase price for the Debentures (the "Purchase Price") shall be the Buyer's payment of One Million, Five Hundred Thousand Dollars ($1,500,000) to Sellers, in such amounts as set forth immediately below each Seller's name on the signature pages hereto, receipt of which is hereby acknowledged.

3. CLOSING.

3.1 Time and Place of Closing. The closing of the transactions contemplated by this Agreement (the "Closing") is taking place simultaneously with the execution of this Agreement, at the offices of Sichenzia Ross Friedman Ference LLP, 1065 Avenue of the Americas, 21st Floor, New York, New York 10018, at the date first set forth above (hereinafter the "Closing Date").

3.2 Delivery by Seller. At the Closing, Sellers shall deliver to Buyer, the Certificates representing the Debentures and executed Stock Power(s) or other documents satisfactory to Buyer permitting transfer to Buyer of the Debentures.

3.3 Delivery by Buyer. At the Closing, Buyer shall deliver to the Sellers the sum of One Million, Five Hundred Thousand Dollars ($1,500,000), in such amounts as set forth immediately below each Seller's name on the signature pages hereto (in a manner to be agreed upon by Buyer and Sellers).

4. REPRESENTATIONS AND WARRANTIES OF SELLERS. Sellers hereby severally represent and warrant to Buyer as follows:

4.1 Status of Sellers and Debentures. Each Seller is the sole beneficial owner of the principal amount of the Debentures as set forth immediately below each Seller's name on the signature pages hereto, and owns such principal amount of Debenture, free and clear of all mortgages, pledges, restrictions, liens, charges, encumbrances, security interests, obligations or other claims.

5. REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGEMENTS OF BUYER. Buyer hereby represents, warrants and acknowledges to Sellers as follows:

5.1 Investment Purposes. Buyer is acquiring the Debentures for its own account, for investment purposes only and not with a view to resale or other distribution thereof, nor with the intention of selling, transferring or otherwise disposing of all or any part of such Debentures, or any interest therein, for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring, or disposing of such Debentures made in full compliance with all applicable provisions of the Securities Act of 1993 (the "Act") and the Securities Exchange Act of 1934 ("Exchange Act"), and the Rules and Regulations promulgated by the Securities and Exchange Commission thereunder, all as amended; and that such Debentures must be held indefinitely unless it is subsequently registered under the Act, or an exemption from such registration is available.

5.2 Sophisticated Investor. Buyer has sufficient knowledge and experience of financial and business matters, is able to evaluate the merits and risks of purchasing such Debentures and has had substantial experience in previous private and public purchases of securities.

6. POST-CLOSING COVENANTS.

6.1 Further Assurances. After the Closing, at the request of either party, the other party shall execute, acknowledge and deliver, without further consideration, all such further assignments, conveyances, endorsements, deeds, powers of attorney, consents and other documents and take such other action as may be reasonably requested to consummate the transactions contemplated by this Agreement.

7. MISCELLANEOUS.

7.1 Binding Effect; Benefits. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assigns. Except as otherwise set forth herein, this Agreement may not be assigned by any party hereto without the prior written consent of the other party hereto. Except as otherwise set forth herein, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

7.2 Notices. All notices, requests, demands and other communications which are required to be or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, or transmitted by telecopy or telex, or upon receipt after dispatch by certified or registered first class mail, postage prepaid, return receipt requested, to the party to whom the same is so given or made, at the following addresses (or such others as shall be provided in writing hereinafter):

(a) If to Sellers, to:

To the address set forth immediately below such Seller's name on the signature pages hereto.

With copy to:

Ballard Spahr Andrews & Ingersoll, LLP
1735 Market Street, 51st Floor
Philadelphia, Pennsylvania 19103
Attention: Gerald J. Guarcini, Esq.
Telephone: 215-864-8625
Facsimile: 215-864-8999
Email: guarcini@ballardspahr.com

(b) If to the Buyer, to:

Modern Technology Corp.
1420 N. Lamar Boulevard
Oxford, Mississippi 38655
Attention: Anthony Welch, Chief Executive Officer
Telephone: 662-236-5928
Facsimile: 662-236-7663
Email: anthony@moderntechnologycorp.com

With a copy to:

Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas, 21st Floor
New York, New York 10018
Attention: Gregory Sichenzia, Esq.
Telephone: 212-930-9700
Facsimile: 212-930-9725
Email: gsichenzia@srff.com

7.3 Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

7.4 Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not be deemed to be a part of this Agreement or to affect the meaning or interpretation of this Agreement.

7.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

7.6 Governing Law. This Agreement shall be construed as to both validity and performance and enforced in accordance with and governed by the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

7.7 Severability. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of the Agreement shall be valid and enforced to the fullest extent permitted by law.

7.8 Arbitration. Any controversy or dispute arising out of or in connection with this Agreement, its interpretation, performance or termination, which the parties hereto are unable to resolve within a reasonable time after written notice from one (1) party to the other of the existence of such controversy or dispute shall be determined by arbitration. Such arbitration shall be in accordance with the rules and procedures then in effect of the National Association of Securities Dealers, Inc. by a securities industry panel. The costs and expenses of such arbitration, including attorney's fees and expenses, shall be awarded as determined by the arbitrators.

7.9 Amendments. This Agreement may not be modified or changed except by an instrument or instruments in writing executed by the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BUYER:

MODERN TECHNOLOGY CORP.

By: /s/ Anthony K. Welch

Anthony K. Welch

Chief Executive Officer

SELLERS:

AJW PARTNERS, LLC

By: SMS Group, LLC

/s/ Cory S. Ribotsky

Corey S. Ribotsky

Manager

RESIDENCE: Delaware

ADDRESS: 1044 Northern Boulevard

Suite 302

Roslyn, New York 11576

Facsimile: (516) 739-7115

Telephone: (516) 739-7110

AGGREGATE PRINCIPAL AMOUNT OF DEBENTURES OWNED: $340,500

AJW OFFSHORE, LTD.

By: First Street Manager II, LLC

/s/ Corey S. Ribotsky

Corey S. Ribotsky

Manager

RESIDENCE: Cayman Islands

ADDRESS: AJW Offshore, Ltd.

P.O. Box 32021 SMB

Grand Cayman, Cayman Island, B.W.I.

AGGREGATE PRINCIPAL AMOUNT OF DEBENTURES OWNED: $583,500

AJW QUALIFIED PARTNERS, LLC
By: AJW Manager, LLC

/s/ Corey S. Ribotsky

Corey S. Ribotsky

Manager

RESIDENCE: New York

ADDRESS: 1044 Northern Boulevard

Suite 302

Roslyn, New York 11576

Facsimile: (516) 739-7115

Telephone: (516) 739-7110

AGGREGATE PRINCIPAL AMOUNT OF DEBENTURES OWNED: $261,000

NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By: First Street Manager II, LLP

/s/ Corey S. Ribotsky

Corey S. Ribotsky

Manager

RESIDENCE: New York

ADDRESS: 1044 Northern Boulevard

Suite 302

Roslyn, New York 11576

Facsimile: (516) 739-7115

Telephone: (516) 739-7110

AGGREGATE PRINCIPAL AMOUNT OF DEBENTURES OWNED: $315,000